                                                                Exhibit-(g)(xxi)


                                   AMENDMENT

        This Amendment amends the Custodian Services Agreement between Schwab Capital Trust (the "Fund") and PFPC Trust Company ("PFPC") made as of February 21, 1996 (as subsequently amended and assigned). The date of this Amendment is as of July 2, 2001.

The parties agree as follows:

PFPC will provide to the Fund the risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7 ("Rule 17f-7") under the Investment Company Act of 1940 (the "1940 Act") subject to and in accordance with the provisions set out below, and in consideration of the provision of such risk analysis and monitoring the Fund agrees to the provisions set out below.

        1. (a) For such consideration (if any) as agreed and as contemplated by Rule 17f-7, PFPC will provide a written analysis (which may be in electronic form) to the Fund and its investment adviser of the custody risks associated with maintaining the Fund's "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2) under the 1940 Act) with each "Eligible Securities Depository" (as that term is defined in Rule 17f-7(b)(1)) listed on Exhibit B hereto (as the same may be changed by PFPC from time to time) and at which any Foreign Assets of the Fund are held or are expected to be held. PFPC shall monitor the custody risks associated with maintaining the Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its investment adviser in writing (which may be in electronic form) of any material change in such risks.

                (b) Based on the information available to it in the exercise of diligence, PFPC shall determine the eligibility under Rule 17f-7(b)(1) of each depository listed on Exhibit B hereto (as the same may be changed by PFPC from time to time) and shall promptly advise the Fund or its investment adviser in writing (which may be in electronic form) if any such depository ceases to meet the definition of an Eligible Securities Depository (as that term is defined in Rule 17f-7(b)(1)).

        2. The Fund acknowledges that it may maintain Foreign Assets only at the depositories listed on Exhibit B hereto (as the same may be changed by PFPC from time to time). Unless the Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, the Fund agrees and acknowledges that its Foreign Assets may be held at any of the depositories listed on Exhibit B hereto.

        3. In providing services pursuant to this Amendment, PFPC shall exercise reasonable care, prudence and diligence. PFPC will indemnify the Fund with respect to the services set forth in this Amendment for the losses, liabilities and expenses suffered by the Fund as a result of PFPC's (a) failure to exercise such reasonable care, prudence and diligence, and (b) willful misfeasance, bad faith, negligence or reckless disregard in carrying out its duties and obligations under this Amendment, provided that in no event will PFPC be liable for any indirect, special or consequential losses or damages (regardless of whether PFPC was aware of the possibility thereof). The Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this Amendment, except for such losses, liabilities and expenses arising out of PFPC's own (a) failure to exercise reasonable care, prudence and diligence, or (b) willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Amendment, provided that in no event will the Fund be liable for any indirect, special or consequential losses or damages (regardless of whether the Fund was aware of the possibility thereof).

        4. The Fund represents that the Foreign Assets which are the subject matter of this document are subject to the 1940 Act.

        5. Notwithstanding the provisions of any arrangements between the Fund and PFPC or otherwise, the Fund hereby agrees that Foreign Assets may be maintained with any Eligible Securities Depository listed on Exhibit B hereto (unless the Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it). PFPC will not be deemed to have chosen any such Eligible Securities Depositories.

        6. The Fund acknowledges that PFPC (at its own expense) may utilize a third party to carry out PFPC's activities set forth herein, provided however, that the appointment or use of a third party will not relieve PFPC of its obligations and responsibilities under this Amendment and PFPC will be responsible and liable to the Fund for the acts or omissions of such third party to the same extent that PFPC would be responsible and liable to the Fund if such acts or omissions were PFPC's own in providing the services set forth in this Amendment (provided that in no event will PFPC be liable for any indirect, special or consequential losses or damages (regardless of whether PFPC or such third party was aware of the possibility thereof)).

This Amendment shall supercede and replace the Amendment between PFPC and the Fund dated as of the same date hereof and relating to the risk analysis and monitoring required by Rule 17f-7.

        7. This Amendment and the provisions hereof shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This Amendment may be executed in counterparts, all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this Amendment.

Agreed:

PFPC TRUST COMPANY

By:    /s/ Joseph Gramlich
       ---------------------------

Name:  Joseph Gramlich
       ---------------------------

Title: Chairman
       ---------------------------

SCHWAB CAPITAL TRUST

By:    /s/ Tai-Chin Tung
       ---------------------------

Name:  Tai-Chin Tung
       ---------------------------

Title: Chief Financial Officer
       ---------------------------

                                    Exhibit A

                            Intentionally left blank

                                    Exhibit B

-----------------------------------------------------------------------------------------------------
     COUNTRY                      DEPOSITORY                                  INSTRUMENTS
-----------------------------------------------------------------------------------------------------
ARGENTINA            CVSA                                     Equity, Corporate Debt, Government Debt
                     (Caja de Valores S.A.)
-----------------------------------------------------------------------------------------------------
ARGENTINA            CRYL                                     Government Debt
                     (Central de Registration y
                     Liquidacion de Instrumentos de
                     Endeudamiento Publico)
-----------------------------------------------------------------------------------------------------
AUSTRALIA            AUSTRACLEAR LIMITED                      Corporate Debt, Money Market,
                                                              Semi-Government Debt
-----------------------------------------------------------------------------------------------------
AUSTRALIA            CHESS                                    Equity
                     (Clearing House Electronic
                     Sub-register System)
-----------------------------------------------------------------------------------------------------
AUSTRALIA            RITS                                     Government Debt
                     (Reserve Bank of Australia/Reserve
                     Bank Information and Transfer System)
-----------------------------------------------------------------------------------------------------
AUSTRIA              OEKB                                     Equity, Corporate Debt, Government Debt
                     (OESTERREICHISCHE KONTROLLBANK AG)
-----------------------------------------------------------------------------------------------------
BELGIUM              CIK                                      Equity, Corporate Debt
                     (Caisse Interprofessionnelle de
                     Depots et de Virements de Titres S.A.)
-----------------------------------------------------------------------------------------------------
BELGIUM              NBB                                      Corporate Debt, Government Debt
                     (National Bank of Belgium)
-----------------------------------------------------------------------------------------------------
BRAZIL               CBLC                                     Equity
                     (Companhia Brasileira de Liquidacao e
                     Custodia)
-----------------------------------------------------------------------------------------------------
BRAZIL               CETIP                                    Corporate Debt
                     (Central de Custodia e Liquidacao
                     Financiera de Titulos Privados)
-----------------------------------------------------------------------------------------------------
BRAZIL               SELIC                                    Government Debt
                     (Sistema Especial de Liquidacao e
                     Custodia)
-----------------------------------------------------------------------------------------------------
BULGARIA             BNB                                      Government Debt
                     (Bulgaria National Bank)
-----------------------------------------------------------------------------------------------------
BULGARIA             CDAD                                     Equity, Corporate Debt
                     (Central Depository A.D.)
-----------------------------------------------------------------------------------------------------
CANADA               CDS                                      Equity, Corporate, Government Debt
                     (The Canadian Depository for
                     Securities Limited)
-----------------------------------------------------------------------------------------------------
CHILE                DCV                                      Equity, Corporate Debt, Government Debt
                     (Deposito Central de Valores S.A.)
-----------------------------------------------------------------------------------------------------
CHINA, SHANGHAI      SSCCRC                                   Equity
                     (Shanghai Securities Central
                     Clearing and Registration Corporation)
-----------------------------------------------------------------------------------------------------
CHINA, SHENZHEN      SSCC                                     Equity
                     (Shenzhen Securities Clearing
                     Company, Limited)
-----------------------------------------------------------------------------------------------------
COLOMBIA             DCV                                      Government Debt
                     (Deposito Central de Valores)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     COUNTRY                      DEPOSITORY                                  INSTRUMENTS
-----------------------------------------------------------------------------------------------------
COLOMBIA             DECEVAL                                  Equity, Corporate Debt, Government Debt
                     (Deposito Centralizado de Valores de
                     Colombia S.A.)
-----------------------------------------------------------------------------------------------------
CROATIA              SDA                                      Equity, Government Debt
                     (Central Depository Agency Inc. -
                     Stredisnja depozitarna agencija d.d.)
-----------------------------------------------------------------------------------------------------
CROATIA              MINISTRY OF FINANCE OF THE REPUBLIC      Short-term debt issued by the Ministry
                     OF CROATIA                               of Finance.
-----------------------------------------------------------------------------------------------------
CROATIA              CNB                                      Short-term debt issued by the National
                     (Croatian National Bank)                 Bank of Croatia.
-----------------------------------------------------------------------------------------------------
CZECH REPUBLIC       SCP                                      Equity, Corporate Debt, Government Debt
                     (Stredisko cennych papiru)
-----------------------------------------------------------------------------------------------------
CZECH REPUBLIC       CNB                                      Government Debt
                     (Czech National Bank)
-----------------------------------------------------------------------------------------------------
DENMARK              VP                                       Equity, Corporate Debt, Government Debt
                     (Vaerdipapircentralen A/S)
-----------------------------------------------------------------------------------------------------
EGYPT                MCSD                                     Equity, Corporate Debt
                     (Misr for Clearing, Settlement and
                     Depository, S.A.E.)
-----------------------------------------------------------------------------------------------------
ESTONIA              ECDS                                     Equity, Corporate Debt, Government Debt
                     (Estonian Central Depository for
                     Securities Limited - Eesti
                     Vaatpaberite Keskdepositoorium)
-----------------------------------------------------------------------------------------------------
EUROMARKET           DCC                                      Euro-CDs
                     (The Depository and Clearing Centre)
-----------------------------------------------------------------------------------------------------
EUROMARKET           CLEARSTREAM                              Euro-Debt
                     (Clearstream Banking, S.A.)
-----------------------------------------------------------------------------------------------------
EUROMARKET           EUROCLEAR                                Euro-Debt
-----------------------------------------------------------------------------------------------------
FINLAND              APK                                      Equity, Corporate Debt, Government Debt
                     (Finnish Central Securities
                     Depository Limited)
-----------------------------------------------------------------------------------------------------
FRANCE               EUROCLEAR FRANCE                         Equity, Corporate Debt, Government Debt
-----------------------------------------------------------------------------------------------------
GERMANY              Clearstream                              Equity, Corporate Debt, Government Debt
                     (CLEARSTREAM BANKING AG)
-----------------------------------------------------------------------------------------------------
GREECE               CSD                                      Equity, Corporate Debt
                     (Central Securities Depository S.A.)
-----------------------------------------------------------------------------------------------------
GREECE               BOG                                      Government Debt
                     (BANK OF GREECE)
-----------------------------------------------------------------------------------------------------
HONG KONG            HKSCC                                    Equity
                     (Hong Kong Securities Clearing
                     Company Limited)
-----------------------------------------------------------------------------------------------------
HONG KONG            CMU                                      Corporate Debt, Government Debt
                     (Central Moneymarkets Unit)
-----------------------------------------------------------------------------------------------------
HUNGARY              KELER                                    Equity, Corporate Debt, Government Debt
                     (Central Depository and Clearing
                     House - Kosponti Elszamolohaz es
                     Ertektar (Budapest) Rt.)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     COUNTRY                      DEPOSITORY                                  INSTRUMENTS
-----------------------------------------------------------------------------------------------------
INDIA                NSDL                                     Equity, Corporate Debt, Government Debt
                     (National Securities Depository
                     Limited)
-----------------------------------------------------------------------------------------------------
INDIA                CDSL                                     Equity
                     (Central Depository Services (India)
                     Limited)
-----------------------------------------------------------------------------------------------------
INDIA                RBI                                      Government Debt
                     (Reserve Bank of India)
-----------------------------------------------------------------------------------------------------
INDONESIA            KSEI                                     Equity, Corporate Debt
                     (PT Kustodian Sentral Efek Indonesia)
-----------------------------------------------------------------------------------------------------
IRELAND              CREST                                    Equity, Corporate Debt
                     (CRESTCo Limited)
-----------------------------------------------------------------------------------------------------
ISRAEL               TASE CLEARING HOUSE                      Equity, Corporate Debt, Government Debt
                     (Tel Aviv Stock Exchange Clearing
                     House)
-----------------------------------------------------------------------------------------------------
ITALY                MONTE TITOLI S.P.A.                      Equity, Corporate Debt, Government Debt
-----------------------------------------------------------------------------------------------------
ITALY                BANCA D'ITALIA                           Government Debt
-----------------------------------------------------------------------------------------------------
IVORY COAST          DC/BR                                    Equity
                     (Le Depositaire Central / Banque de
                     Reglement)
-----------------------------------------------------------------------------------------------------
JAPAN                JASDEC                                   Equity, Convertible Debt
                     (Japan Securities Depository Center)
-----------------------------------------------------------------------------------------------------
JAPAN                BOJ                                      Registered Government Debt
                     (Bank of Japan)
-----------------------------------------------------------------------------------------------------
KAZAHKSTAN           CSD                                      Equity
                     (CENTRAL SECURITIES DEPOSITORY CJSC)
-----------------------------------------------------------------------------------------------------
KENYA                CBCD                                     Government Debt
                     (Central Bank Central Depository)
-----------------------------------------------------------------------------------------------------
LATVIA               LCD                                      Equity, Corporate Debt, Government Debt
                     (Latvian Central Depository)
-----------------------------------------------------------------------------------------------------
LEBANON              MIDCLEAR S.A.L.                          Equity
                     (Custodian and Clearing Center of
                     Financial Instruments for Lebanon
                     and the Middle East S.A.L.)
-----------------------------------------------------------------------------------------------------
LITHUANIA            CSDL                                     Equity, Corporate Debt, Government Debt
                     (Central Securities Depository of
                     Lithuania)
-----------------------------------------------------------------------------------------------------
LUXEMBOURG           CLEARSTREAM                              Equity
                     (Clearstream Banking S.A.)
-----------------------------------------------------------------------------------------------------
MALAYSIA             MCD                                      Equity, Corporate Debt, Government Debt
                     (Malaysian Central Depository Sdn.
                     Bhd.)
-----------------------------------------------------------------------------------------------------
MAURITIUS            CDS                                      Equity, Corporate Debt
                     (Central Depository and Settlement
                     Company Limited)
-----------------------------------------------------------------------------------------------------
MEXICO               INDEVAL                                  Equity, Corporate Debt, Government Debt
                     (S.D. INDEVAL S.A. de C.V.)
-----------------------------------------------------------------------------------------------------
MOROCCO              MAROCLEAR                                Equity, Corporate Debt, Government Debt
-----------------------------------------------------------------------------------------------------
NETHERLANDS          NECIGEF                                  Equity, Corporate Debt, Government Debt
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     COUNTRY                      DEPOSITORY                                  INSTRUMENTS
-----------------------------------------------------------------------------------------------------
                     (Nederlands Centraal Insituut voor
                     Giraal Effectenverkeer B.V.)
-----------------------------------------------------------------------------------------------------
NEW ZEALAND          NZCSD                                    Equity, Corporate Debt, Government Debt
                     (New Zealand Central Securities
                     Depository)
-----------------------------------------------------------------------------------------------------
NIGERIA              CSCS                                     Equity, Corporate Debt, Government Debt
                     (Central Securities Clearing System
                     Limited)
-----------------------------------------------------------------------------------------------------
NORWAY               VPS                                      Equity, Corporate Debt, Government Debt
                     (Verdipapirsentralen)
-----------------------------------------------------------------------------------------------------
OMAN                 MDSRC                                    Equity, Corporate Debt
                     (The Muscat Depository and
                     Securities Registration Company,
                     S.A.O.C.)
-----------------------------------------------------------------------------------------------------
PAKISTAN             CDC                                      Equity, Corporate Debt
                     (Central Depository Company of
                     Pakistan Limited)
-----------------------------------------------------------------------------------------------------
PAKISTAN             SBP                                      Government Debt
                     (State Bank of Pakistan)
-----------------------------------------------------------------------------------------------------
PERU                 CAVALI                                   Equity, Corporate Debt, Government Debt
                     (CAVALI ICLV S.A.)
-----------------------------------------------------------------------------------------------------
PHILIPPINES          PCD                                      Equity
                     (Philippine Central Depository Inc.)
-----------------------------------------------------------------------------------------------------
PHILIPPINES          ROSS                                     Government Debt
                     (Bangko Sentral ng Pilipinas /
                     Register of Scripless Securities)
-----------------------------------------------------------------------------------------------------
POLAND               NDS                                      Equity, Long-Term Government Debt
                     (National Depository for Securities
                     S.A.)
-----------------------------------------------------------------------------------------------------
POLAND               CRT                                      Short-Term Government Debt
                     (Central Registry of Treasury-Bills)
-----------------------------------------------------------------------------------------------------
PORTUGAL             CVM                                      Equity, Corporate Debt, Government Debt
                     (Central de Valores Mobiliarios e
                     Sistema de Liquidacao e Compensacao)
-----------------------------------------------------------------------------------------------------
ROMANIA              SNCDD                                    Equity
                     (National Company for Clearing,
                     Settlement and Depository for
                     Securities)
-----------------------------------------------------------------------------------------------------
ROMANIA              BSE                                      Equity
                     (Bucharest Stock Exchange Registry)
-----------------------------------------------------------------------------------------------------
RUSSIA               VTB                                      Equity, Corporate Debt, Government Debt
                     (Vneshtorgbank)                          (Ministry of Finance Bonds)
-----------------------------------------------------------------------------------------------------
RUSSIA               NDC                                      Equity, Corporate Debt, Government Debt
                     (National Depository Centre)
-----------------------------------------------------------------------------------------------------
RUSSIA               DCC                                      Equity
                     (Depository Clearing Company)
-----------------------------------------------------------------------------------------------------
SINGAPORE            CDP                                      Equity, Corporate Debt
                     (The Central Depository (Pte) Limited)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     COUNTRY                      DEPOSITORY                                  INSTRUMENTS
-----------------------------------------------------------------------------------------------------
SINGAPORE            SGS                                      Government Debt
                     (Monetary Authority of Singapore /
                     Singapore Government Securities
                     Book-Entry System)
-----------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC      SCP                                      Equity, Corporate Debt, Government Debt
                     (Stredisko cennych papierov SR
                     Bratislava, a.s.)
-----------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC      NBS                                      Government Debt
                     (National Bank of Slovakia)
-----------------------------------------------------------------------------------------------------
SLOVENIA             KDD                                      Equity, Corporate Debt, Government Debt
                     (Centralna klirinsko depotna druzba
                     d.d.)
-----------------------------------------------------------------------------------------------------
SOUTH AFRICA         CDL                                      Corporate Debt, Government Debt
                     (CENTRAL DEPOSITORY (PTY) LIMITED)
-----------------------------------------------------------------------------------------------------
SOUTH AFRICA         STRATE                                   Equity
                     (Share Transactions Totally Electronic)
-----------------------------------------------------------------------------------------------------
SOUTH KOREA          KSD                                      Equity, Corporate Debt, Government Debt
                     (Korea Securities Depository)
-----------------------------------------------------------------------------------------------------
SPAIN                SCLV                                     Equity, Corporate Debt
                     (Servicio de Compensacion y
                     Liquidacion de Valores, S.A.)
-----------------------------------------------------------------------------------------------------
SPAIN                CBEO                                     Government Debt
                     (Banco de Espana / Central Book
                     Entry Office)
-----------------------------------------------------------------------------------------------------
SRI LANKA            CDS                                      Equity, Corporate Debt
                     (Central Depository System (Private)
                     Limited)
-----------------------------------------------------------------------------------------------------
SWEDEN               VPC                                      Equity, Corporate Debt, Government Debt
                     (Vardepapperscentralen AB)
-----------------------------------------------------------------------------------------------------
SWITZERLAND          SIS                                      Equity, Corporate Debt, Government Debt
                     (SIS SegaInterSettle AG)
-----------------------------------------------------------------------------------------------------
TAIWAN               TSCD                                     Equity, Government Debt
                     (Taiwan Securities Central
                     Depository Co., Ltd.)
-----------------------------------------------------------------------------------------------------
THAILAND             TSD                                      Equity, Corporate Debt, Government Debt
                     (Thailand Securities Depository
                     Company Limited)
-----------------------------------------------------------------------------------------------------
TUNISIA              STICODEVAM                               Equity, Corporate Debt, Government Debt
                     (Societe Tunisienne
                     Interprofessionnelle pour la
                     Compensation et le Depot des Valeurs
                     Mobilieres)
-----------------------------------------------------------------------------------------------------
TURKEY               TAKASBANK                                Equity, Corporate Debt, Government Debt
                     (IMKB Takas ve Saklama Bankasi A.S.)
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM       CREST                                    Equity, Corporate Debt, Government Debt
                     (CRESTCo Limited)
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM       CMO                                      Sterling & Euro CDs, Commercial Paper
                     (Central Moneymarkets Office)
-----------------------------------------------------------------------------------------------------
UNITED STATES        DTC                                      Equity, Corporate Debt
                     (Depository Trust Company)
-----------------------------------------------------------------------------------------------------
UNITED STATES        PTC                                      Mortgage Back Debt
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     COUNTRY                      DEPOSITORY                                  INSTRUMENTS
-----------------------------------------------------------------------------------------------------
                     (Participants Trust Company)
-----------------------------------------------------------------------------------------------------
UNITED STATES        FED                                      Government Debt
                     (THE FEDERAL RESERVE BOOK-ENTRY SYSTEM)
-----------------------------------------------------------------------------------------------------
URUGUAY              BCU                                      Corporate Debt, Government Debt
                     (Banco Central del Uruguay)
-----------------------------------------------------------------------------------------------------
VENEZUELA            BCV                                      Government Debt
                     (Banco Central de Venezuela)
-----------------------------------------------------------------------------------------------------
ZAMBIA               CSD                                      Equity, Government Debt
                     (LuSE Central Shares Depository
                     Limited)
-----------------------------------------------------------------------------------------------------
ZAMBIA               BOZ                                      Government Debt
                     (Bank of Zambia)
-----------------------------------------------------------------------------------------------------